Exhibit 99.1

BMHC ADDS PLUMBING INSTALLATION SERVICES TO ITS ARIZONA
CONSTRUCTION SERVICES DIVISION

SAN FRANCISCO, April 19, 2005 -- Building Materials Holding Corporation (Nasdaq: BMHC) today announced that it has acquired a majority interest in Riggs Plumbing, LLC through its wholly owned subsidiary, BMC Construction, Inc. Riggs provides turnkey rough and finish plumbing installation to high volume residential builders in the Phoenix and Tucson markets. Riggs will be operated as a division of BMC Construction’s integrated construction services business in Arizona, joining its KBI Construction, LLC division, which provides turnkey framing and trim carpentry services.
The remaining interest in Riggs is subject to a contractual right of BMC Construction to acquire the additional interest in Riggs from the minority shareholders. BMC Construction will pay for the transaction with cash and assumption of debt.
Mr. Robert E. Mellor, BMHC's Chairman, President and Chief Executive Officer, stated, “This transaction represents another step toward realizing our vision of creating an integrated, multi-trade residential construction company serving high volume residential builders. Phoenix and Tucson are very attractive builder markets and offer the right areas to take this step of expanding our construction services. With an excellent reputation for quality, performance and service, Riggs is the right company with whom to make this important move. Gerry Riggs and his management team share our cultural values and our vision and they will be a welcome addition to BMC Construction and BMHC.”

About BMHC

BMHC, a Fortune 1000 Company, is one of the largest suppliers of building materials and construction services to the U.S. homebuilding industry. Through our two operating subsidiaries, BMC West and BMC Construction, we specialize in delivering high-quality building products and integrated construction services to national, regional and local homebuilders and contractors. To learn more about BMHC, visit our website at www.bmhc.com.

Business Risks and Forward-Looking Statements

There are a number of business risks and uncertainties that affect our operations and therefore could cause future results to differ from past financial performance or expected results. Information regarding business risks and uncertainties is contained in our Annual Report on Form 10-K for the period ended December 31, 2004 and periodic filings with the Securities and Exchange Commission. These risks or uncertainties may include, but are not limited to: changes in the overall condition of the U.S. economy, including job formation, interest rates and consumer confidence; fluctuations in our costs and availability of sourcing channels for commodity wood products and building materials; changes in the business models of our customers; changes in our competition; future integration of acquired businesses which may not result in anticipated cost savings and revenue synergies being fully realized or it may take longer to realize than expected; availability of and ability to attract, train and retain highly-qualified individuals; unanticipated weather conditions, including natural catastrophic events such as earthquakes, fire, flood, hurricanes, tornadoes, etc.; implementation of cost structures that align with revenue growth; actual and perceived vulnerabilities as a result of terrorist activities and armed conflict; international supply and demand for key building materials and numerous other matters of a local and regional scale, including those of a political, economic, business, competitive or regulatory nature.

Certain statements made in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about our expectations, anticipated financial results and future business prospects are forward-looking statements. While these statements represent our current judgment on what the future may hold and we believe these judgments are reasonable, these statements involve inherent risks and uncertainties that may cause actual results to differ materially from our historical experience and present expectations. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date of this news release. We undertake no obligation to update forward-looking statements.

CONTACT:   Ellis Goebel
Senior Vice President
Business Development and Investor Relations
(415) 624-9100